EXHIBIT NO. 10.45

                 NON-COMPETITION AND NON-SOLICITATION AGREEMENT
                 ----------------------------------------------

                  THIS AGREEMENT dated as of the 28th day of May, 1999

A M O N G:

       NIEMAND INDUSTRIES, INC., a corporation incorporated under the laws of the State of Delaware
       (hereinafter referred to as "Seller")
                                                               OF THE FIRST PART

                                     - and -

       GIBRALTAR PACKAGING GROUP, INC., a corporation incorporated under the laws of the State of Deleware
       (hereinafter referred to as "Gibraltar")
                                                              OF THE SECOND PART

                                     - and -

       ROBINSON JDM LTD., a corporation incorporated under the laws of the Province of Ontario
       (hereinafter referred to as the "Buyer")
                                                               OF THE THIRD PART

WHEREAS:

I. Pursuant to an asset purchase agreement made between the Buyer and the Seller dated as of February 25, 1999, as amended (the "Purchase Agreement"), the Buyer has purchased certain assets of the Seller which the Seller has used in connection with the Container Business (as hereinafter defined);

II. Gibraltar is the sole shareholder of the Seller and will derive substantial benefit from the transaction described in the foregoing recital; and

III. Pursuant to the Purchase Agreement, the Seller covenanted to execute and deliver, and to cause Gibraltar to execute and deliver, a non-competition and non-solicitation agreement with the Buyer;

       NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration (the receipt and sufficiency of which the Seller and Gibraltar hereby acknowledge) the
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parties hereto covenant and agree as follows:



1. DEFINITIONS. Where used in this agreement, unless the context or subject matter otherwise requires, the following words and phrases have the meaning set forth below:

     (a) "AFFILIATE" of any party means any other entity that, directly or indirectly, controls, is under common control with or is controlled by that party. For purposes of this definition and this agreement, "CONTROL" (including, with correlative meaning, the terms "CONTROLLED BY" and "UNDER COMMON CONTROL WITH"), as used with respect to any entity, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through the ownership of voting securities or by contract or otherwise;

     (b) "CONTAINER BUSINESS" means the business of manufacturing and/or selling any spiral wound paper container, except (i) those currently produced and filled at the Niemand facility, (ii) the vaginal applicator tube (Applicade), and (iii) the patented Entherm tube;

     (c) "CUSTOMER" means any Person who is at the date hereof, or who was at any time during the 2 years prior to the date hereof, a customer of the Seller in the Container Business;

     (d) "PERSON" means an individual, partnership, unincorporated association, organization, syndicate, corporation, limited liability company, trustee, executor, administrator, or other legal or personal representative;

     (e) "TERRITORY" means North America; and

     (f) "TIME PERIOD" means the period of 2 years commencing on the date of this agreement.

2. NON-COMPETITION. Each of the Seller and Gibraltar covenants and agrees that it will not at any time during the Time Period, anywhere within the Territory, individually or in partnership or jointly or in conjunction with any Person, whether as principal, agent, shareholder, consultant, trustee or in any other manner whatsoever, whether directly or indirectly, invest in, undertake, carry on or be engaged in or concerned with the Container Business or have a financial interest in or advise, lend money to, guarantee the debts or obligations of, or permit its name or any part thereof to be used or employed by or associated with, any Person, which is, directly or indirectly through an Affiliate or otherwise, engaged in, concerned with or interested in the Container Business.

3. NON-SOLICITATION. Each of the Seller and Gibraltar covenants and agrees with the Buyer that it shall not, at any time during the Time Period, directly or indirectly, in any way:

     (a) persuade or attempt to persuade any Customer to restrict, limit or discontinue purchasing any products of the Container Business supplied by the Buyer or any of its Affiliates to such Customer or to reduce the amount of business which any such Customer has customarily done or contemplates doing with the Buyer in the Container Business or endeavour to entice away from the Buyer any of its Customers in the Container Business; or

     (b) solicit, hire or engage the services of any employee of the Buyer, or pursuade or attempt to persuade any such individual to terminate his or her employment with the Buyer.

4. RESTRICTIONS REASONABLE. Each of the Seller and Gibraltar acknowledges that the provisions hereof are reasonable in order to protect the business and proprietary interests of the Buyer both as to the duration of time and any geographic limitation herein provided.

5. ENFORCEMENT AND SEVERABILITY. If any provision of this agreement as applied to any party or to any circumstance shall be adjudged by a court of competent jurisdiction to be invalid or unenforceable, the same shall not affect any other provision of this agreement, the application of such provision in any other circumstances, or the validity or enforceability of this agreement. The parties hereto agree that the provisions hereof are reasonable and intend this agreement to be enforced as written. However, if any provision, or part thereof is held to be unenforceable because of the duration thereof, the area covered thereby, or the types of activities restricted thereby, the parties hereto agree that a court of competent jurisdiction making such determination shall have the power to reduce the duration of the provision, the geographic area of the provision, the types of activities specified and to delete specific words or phrases and in its reduced form, such provision shall then be enforceable.

6. REMEDIES. Each of the Seller and Gibraltar acknowledges that a breach or threatened breach by it or the non-performance of certain of the covenants or promises contained herein by it may cause serious and irreparable harm to the Buyer and that any remedy at law, including any award of money damages, may be inadequate. Accordingly, each of the Seller and Gibaltar agrees and accepts that the Buyer may, in addition to any other claim for relief, enforce the provisions of this agreement by injunction, restraining order or other equitable relief and the Seller and Gibraltar agree not to plead sufficiency of damages as a defense in any proceeding for injunctive or other equitable relief and agree that such equitable relief may be sought in any proceedings to enforce the provisions of this agreement.

7. NON-WAIVER. The failure of the Buyer to require the performance of any term or condition of this agreement, or the waiver by the Buyer of any breach of this agreement, shall not prevent a subsequent enforcement of such term or any other term and shall not be deemed to be a waiver of any subsequent breach.

8. SURVIVAL. The covenants of the Seller and Gibraltar contained in this agreement shall survive the closing of the Purchase Agreement and shall continue in full force and effect for the benefit of the Buyer until the termination of the Time Period.

9. ENTIRE AGREEMENT. This agreement shall constitute the entire agreement between the parties with respect to the subject matter hereof, and may not be amended or modified except by written instrument signed by each of the parties.

10. GOVERNING LAW. This agreement shall be interpreted and construed in accordance with, and the rights and obligations of the parties hereunder shall be governed by, the laws of the Province of Ontario.

11. SUCCESSORS AND ASSIGNS. The provisions of this agreement shall enure to the benefit of the Buyer and its successors and assigns and shall be binding upon the Seller and Gibraltar, and their respective successors and assigns.

         IN WITNESS WHEREOF the parties hereto have duly executed this agreement.


                                      NIEMAND INDUSTRIES, INC.

                                      Per: /s/ John W. Lloyd             c/s
                                          -------------------------------
                                          John W. Lloyd, Secretary
                                      I have authority to bind the Corporation.

                                      GIBRALTAR PACKAGING GROUP INC.

                                      Per: /s/ John W. Lloyd             c/s
                                          -------------------------------
                                          John W. Lloyd, Vice President
                                      I have authority to bind the Corporation.

                                      ROBINSON JDM LTD.

                                      Per: /s/ Ian  Tippen                   c/s
                                          -----------------------------------
                                          Ian Tippen, President
                                      I have authority to bind the Corporation.